UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 North Sam Houston Parkway West, Suite 400 Houston, TX	77086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2023, Oceaneering International, Inc. (“Oceaneering”) entered into an Agreement and Amendment No. 1 to Credit Agreement with certain of Oceaneering’s subsidiaries, as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Amendment”), which will amend the Credit Agreement, dated as of April 8, 2022, among Oceaneering, as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (as amended by the Amendment, the “Credit Agreement”). Upon its effectiveness, the Amendment, among other things, will extend the scheduled maturity date of the commitments under the Credit Agreement to April 8, 2027 for all lenders. The Amendment will become effective upon the satisfaction of certain conditions therein, including the issuance of the 2028 Notes (as defined below) and the commencement of the Tender Offer (as defined below).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 20, 2023, Oceaneering issued a press release announcing the commencement of the proposed Offering (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on September 20, 2023, Oceaneering issued a press release announcing the commencement of the Tender Offer. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Item 8.01	Other Events.

Offering

On September 20, 2023, Oceaneering commenced an offering (the “Offering”) of $200,000,000 aggregate principal amount of additional 6.000% Senior Notes due 2028 (the “2028 Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The offer and sale of the 2028 Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offers of the 2028 Notes will be made in the United States only by means of a private offering memorandum pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

Tender Offer

On September 20, 2023, Oceaneering announced the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding 4.650% Senior Notes due 2024 (the “Tender Notes”). The Tender Offer is being made upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 20, 2023 and the related Notice of Guaranteed Delivery, including Oceaneering’s completion of one or more debt financing transactions on terms satisfactory to it.

This Current Report on Form 8-K does not constitute an offer to purchase or a solicitation of an offer to sell the Tender Notes. The Tender Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

This Current Report on Form 8-K contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. More specifically, the forward-looking statements in this Current Report on Form 8-K include the statements concerning the effectiveness of the Amendment, the proposed Offering and the Tender Offer. The forward-looking statements included in this Current Report on Form 8-K are based on Oceaneering’s current expectations and are subject to certain risks, assumptions, trends, and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. For a more complete discussion of these risk factors, please see Oceaneering’s latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements. Except to the extent required by applicable law, Oceaneering undertakes no obligation to update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Agreement and Amendment No. 1 to Credit Agreement, dated as of September 20, 2023, among Oceaneering International, Inc., as borrower, the guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press release of Oceaneering International, Inc., dated September 20, 2023, announcing the Offering.

99.2	Press release of Oceaneering International, Inc., dated September 20, 2023, announcing the Tender Offer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date: September 20, 2023	By:	/S/ ALAN R. CURTIS
Alan R. Curtis
Senior Vice President and Chief Financial Officer